Investor Presentation May 2016 Exhibit 99.01

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership’s control and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of the Partnership. Although the Partnership believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, the Partnership cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Partnership’s filings with the SEC, including the Partnership’s annual reports on Form 10-K and quarterly reports on Form 10-Q available on the Partnership’s website at www.valeroenergypartners.com. These risks could cause the Partnership’s actual results to differ materially from those contained in any forward-looking statement.

Who We Are Sponsored by World’s Largest Independent Refiner, VLO VLO is general partner and majority owner of Valero Energy Partners LP (NYSE: VLP) $26.7 billion market capitalization(1) VLP’s assets are integrated with VLO’s refining system Fee-Based Master Limited Partnership Formed in 2013 by Valero Energy Corporation (NYSE: VLO) Owner and operator of liquids-focused logistics assets Revenues are 100% fee-based $3.1 billion market capitalization(1) (1)As of May 5, 2016. VLP at $46.70 per unit and VLO at $55.61 per share.

Current Macro Environment Abundant global supply of crude oil and natural gas Forecasted world GDP growth Product shortages in Latin America, Africa and Eastern Canada Demand response to lower product prices SUPPLY DEMAND North American logistics build out adds efficiency and removes mid-continent bottlenecks 2 Macro environment themes represent industry consultant views. Positive outlook on fundamentals for Valero and refining should drive higher utilization of VLP assets. 1 3 4 5

Our Strategic Vision Generate Stable, Predictable Cash Flows Maintain safe and reliable operations Avoid direct exposure to commodity price risks Protect revenues with minimum volume commitments (MVCs) and 10 year agreements Maintain Top-Tier Growth Profile and Demonstrate Financial Discipline 25% annual distribution growth target through 2017 Financial flexibility to fund distribution growth with 2.0x coverage ratio and 2.4x debt/EBITDA ratio(1) Approximately $1 billion of MLP-eligible EBITDA available at VLO for drop down transactions Maintain strong balance sheet Maintain strong distribution coverage (1) Coverage and debt/EBITDA ratios as of March 31, 2016. Debt/EBITDA calculated in accordance with debt covenants. See page 17 for non-GAAP disclosures.

Growth-Oriented Logistics MLP with Diversified Portfolio, Integrated with VLO’s Refining Assets (1)Total consideration value. Texas Crude Systems McKee, Three Rivers, Wynnewood July 1, 2014 - $154 mm(1) Houston and St. Charles Terminals March 1, 2015 - $671 mm(1) Corpus Christi Terminal October 1, 2015 - $465 mm(1) IPO assets Drop downs McKee Terminal April 1, 2016 - $240 mm(1) 1 2 3 4

IPO Assets and Texas Crude Systems Business Texas Crude Systems Business (7-1-14) Pipelines, truck unloading sites, and storage supporting VLO’s McKee, Three Rivers, and Ardmore refineries McKee system includes 72 MBPD of throughput capacity and 240,000 barrels of storage for crude oil Three Rivers system includes 11 truck unloading sites and three 110 MBPD crude oil pipelines Wynnewood system includes 90 MBPD of throughput capacity and 180,000 barrels of storage for products Assets contributing as expected IPO Assets (12-16-13) Port Arthur systems Lucas crude with 1.9 million barrels of storage and two crude oil pipelines Port Arthur products with 2.0 million barrels of storage and three products pipelines McKee products 33 ⅓% undivided interest in El Paso pipeline and terminal Allocable capacities of 21 MBPD for pipeline and 169,000 barrels for storage Memphis systems Collierville crude with 1.3 million barrels storage and 210 MBPD pipeline Memphis products with two pipelines, refinery truck rack, and West Memphis terminal (1.1 million barrels storage) Assets contributing as expected

Houston, St. Charles, and Corpus Christi Terminals Corpus Christi (10-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Corpus Christi East and West refineries 10.1 million barrels of storage on Corpus Christi ship channel Assets contributing as expected Houston and St. Charles (3-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Houston and St. Charles refineries 3.6 million barrels of storage on Houston ship channel 10 million barrels of storage on Mississippi River Assets contributing as expected

McKee Terminal Acquisition Details (4-1-16) 75 tanks with 4.4 million barrels of crude oil, intermediates, and products storage capacity Total transaction value of $240 million financed with $139 million revolver borrowings, $65 million cash, and $36 million equity issued to VLO Estimated first 12 months EBITDA contribution of $28.3 million(1) Long term contract with MVC that protects 85% of expected revenues for 2016 (1) See page 17 for non-GAAP reconciliations.

Long Term Agreements Provide Stable and Predictable Cash Flows Transportation and terminal services agreements have 10 year initial terms and five year renewal terms(1) Approximately 85% of revenues supported by MVC’s No direct commodity price exposure (1) Memphis refinery truck rack is exception, without renewal term.

Approximately $1 Billion of Estimated MLP Eligible EBITDA Inventory at VLO Racks, Terminals, and Storage(1) Over 75 million barrels of active shell capacity for crude oil and products 139 truck rack bays Rail Approximately 5,300 purchased railcars, expected to serve long-term needs of ethanol, asphalt, aromatics, and other products Three crude oil unloading facilities with 150 MPBD estimated total capacity Pipelines(1) Over 1,200 miles of active pipelines 440-mile Diamond Pipeline from Cushing to Memphis expected to start up in 4Q17 Marine(1) 51 docks Two Panamax class vessels (1)Includes assets that have other joint venture or minority interests. Wholesale Fuels Marketing Approximately 800 MBPD fuels distribution volume

VLO owns the 2% GP interest, all incentive distribution rights, and 67% of outstanding LP units VLP’s assets are integrated with VLO’s refineries Targeting 25% annual distribution growth through 2017 Executing Our Strategy Summary * This is the minimum quarterly distribution (MQD). The actual distribution was smaller as it was prorated for the period of December 16 – 31. 60% increase in quarterly cash distribution over MQD $1.5 billion of drop down transactions completed 4.25 million common unit follow-on equity offering completed in November 2015 Sponsor has demonstrated support of drop-downs via loans and taking back units as consideration Accomplishments since IPO

Appendix Contents Topic Pages Organizational Structure 14 Valero’s Refining and Ethanol Assets 15 Valero’s Investment in Diamond Pipeline 16 Non-GAAP Reconciliations 17 IR Contacts 18

Organizational Structure Valero Energy Corporation (NYSE: VLO) A wholly owned subsidiary of Valero Energy Corporation Common Units Subordinated Units Valero Energy Partners GP LLC (our General Partner) General Partner Units Incentive Distribution Rights Valero Energy Partners LP (NYSE: VLP) (the Partnership) Valero Partners Operating Co. LLC Operating Subsidiaries 66.1% limited partner interest 100.0% ownership interest 100.0% ownership interest 2.0% general partner interest Public Unitholders Common Units 100.0% ownership interest 31.9% public interest 100.0% ownership interest

Valero’s Refining and Ethanol Assets

Valero’s Investment in Diamond Pipeline Diamond Pipeline 440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing, expected to startup in 4Q17 Provides supply flexibility and ability to improve crude oil blend quality Approximately $925 MM total project cost VLO exercised option in Dec 2015 to acquire 50% interest; $136 MM spent in 2015 and $170 MM budgeted in 2016 VLP expected to generate 12% pre-tax IRR if VLO’s interest in pipeline is acquired

Non-GAAP Reconciliations VALERO ENERGY PARTNERS LP RECONCILIATION OF FORECASTED NET INCOME UNDER GAAP TO EBITDA (Unaudited, in Thousands) Full Year Beginning April 1, 2016 McKee Terminal Services Business Forecasted net income $20,300 Add: Forecasted depreciation expense 3,400 Add: Forecasted interest expense 4,500 Add: Forecasted income tax expense 100 Forecasted EBITDA $28,300 We define EBITDA as net income before income tax expense, interest expense, and depreciation expense. We define distributable cash flow as EBITDA less cash payments during the period for interest, income taxes, and maintenance capital expenditures, plus adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. We define coverage ratio as the ratio of distributable cash flow to the total distribution declared.   EBITDA, distributable cash flow, and coverage ratio are supplemental financial measures that are not defined under GAAP. They may be used by management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to: • describe our expectation of forecasted earnings; • assess our operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; • assess the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; • assess our ability to incur and service debt and fund capital expenditures; and • assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, our definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. We use distributable cash flow to measure whether we have generated from our operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. Distributable cash flow is not necessarily indicative of the actual cash we have on hand to distribute or that we are required to distribute. We use the coverage ratio to reflect the relationship between our distributable cash flow and the total distribution declared.

IR Contacts For more information, please contact: John Locke Vice President, Investor Relations 210.345.3077 john.locke@valero.com Karen Ngo Manager, Investor Relations 210.345.4574 karen.ngo@valero.com